                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2003

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                          1-9924                      52-1568099
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

                    399 Park Avenue, New York, New York             10043
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               (Address of principal executive offices)           (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        Exhibits:

Exhibit No.   Description
-----------   -----------
1.01          Terms Agreement, dated October 24, 2003, among the
              Company and the underwriters named therein, relating to
              the offer and sale of the Company's 6.00% Subordinated
              Notes due October 31, 2033.

4.01          Form of Note for the Company's 6.00% Subordinated Notes
              October 31, 2033.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 30, 2003                       CITIGROUP INC.

                                               By: /s/ Charles E. Wainhouse
                                                   -----------------------------
                                                   Charles E. Wainhouse
                                                   Assistant Treasurer

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